TAXES	12 Months Ended
Dec. 31, 2017
Taxes [Abstract]
Taxes

NOTE 11 —TAXES:

Income taxes are provided using the asset and liability method, such that income taxes are recorded based on amounts refundable or payable in the current year and include the results of any differences in the basis of assets and liabilities between U.S. GAAP and tax reporting. The Company derives substantially all of its gross income from the use and operation of vessels in international commerce. The Company’s entities that own and operate vessels are primarily domiciled in the Marshall Islands, which does not impose income tax on shipping operations. The Company also has or had subsidiaries in various jurisdictions that performed administrative, commercial or technical management functions. These subsidiaries are subject to income taxes based on the services performed in countries in which those particular offices are located and, accordingly, current and deferred income taxes are recorded.

INSW, including its subsidiaries, which are disregarded entities for U.S. Federal income tax purposes, is exempt from taxation on its U.S. source shipping income under Section 883 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and U.S. Treasury Department regulations. Under Section 883 of the Code and U.S. Treasury Department regulations, INSW qualified for this exemption because its common shares were treated as primarily and regularly traded on an established securities market in the United States or another qualified country and for more than half of the days in the taxable year ended December 31, 2017, less than 50 percent of the total vote and value of the Company’s stock was held by one or more shareholders who each owned 5% or more of the vote and value of the Company’s stock. Beginning in 2018, to the extent INSW is unable to qualify for exemption from tax under Section 883, INSW will be subject to U.S. federal taxation of 4% of its U.S. source shipping income on a gross basis without the benefit of deductions. Shipping income that is attributable to transportation that begins or ends, but that does not both begin and end, in the U.S. will be considered to be 50% derived from sources within the U.S. Shipping income attributable to transportation that both begins and ends in the U.S. will be considered to be 100% derived from sources within the U.S. INSW does not engage in transportation that gives rise to 100% U.S. source income. Shipping income attributable to transportation exclusively between non-U.S. ports will be considered to be 100% derived from sources outside the U.S. Shipping income derived from sources outside the U.S. will not be subject to any U.S. federal income tax. INSW’s vessels operate in various parts of the world, including to or from U.S. ports. There can be no assurance that INSW will continue to qualify for the Section 883 exemption.

A substantial portion of income earned by INSW is not subject to income tax, and no deferred taxes are provided on the temporary differences between the tax and financial statement basis of the underlying assets and liabilities for those subsidiaries not subject to income tax in their respective countries of incorporation.

The Marshall Islands impose tonnage taxes, which are assessed on the tonnage of certain of the Company’s vessels. These tonnage taxes are included in vessel expenses in the accompanying consolidated statements of operations.

The components of the income tax provisions follow:

For the year ended December 31,	2017	2016	2015
Current	$44	$440	$140
Deferred	-	-	-
Total provision for income taxes	$44	$440	$140

The differences between income taxes expected at the Marshall Islands statutory income tax rate of zero percent and the reported income tax provisions are summarized as follows:

For the year ended December 31,	2017	2016	2015
Marshall Islands statutory income tax rate	-%	-%	-%
Change in valuation allowance	0.78%	25.29%	-%
Liquidation of subsidiaries	(0.88)%	(29.53)%	-%
Income subject to tax in other jurisdictions	0.06%	1.76%	0.08%
Effective income tax rate	(0.04)%	(2.48)%	0.08%

The significant components of the Company’s deferred tax liabilities and assets follow:

As of December 31,	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$1,178	$1,711
Excess of tax over book basis of depreciable assets	548	548
Pensions	2,852	3,147
Total deferred tax assets	4,578	5,406
Less: Valuation allowance	(4,578)	(5,406)
Deferred tax assets, net	-	-
Net noncurrent deferred tax assets/(liabilities)	$-	$-

As of December 31, 2017 and 2016, the Company had net operating loss carryforwards of $6,931 and $42,001, respectively. The net operating loss carryforward of $6,931 as of December 31, 2017 has an indefinite life.

The Company believes that it is more likely than not that the benefit from its net operating loss carryforwards and certain other deferred tax assets will not be realized and has maintained a valuation allowance of $4,578 and $5,406, respectively, as of December 31, 2017 and 2016. If or when recognized, the tax benefits related to any reversal of the valuation allowance on deferred tax assets will be accounted for as a reduction of income tax expense in the period such reversal occurs. During 2017, the Company decreased its valuation allowance by $828 primarily as a result of the liquidation of certain subsidiaries.

The following is tabular rollforward of the Company’s unrecognized tax benefits (excluding interest and penalties):

	2017	2016
Balance of unrecognized tax benefits as of January 1,	$153	$40
Increases for positions taken in prior years	-	115
Decreases for positions taken in prior years	-	-
Changes due to currency translations	-	(2)
Balance of unrecognized tax benefits as of December 31,	$153	$153

The Company records interest on unrecognized tax benefits in its provision for income taxes. Accrued interest is included in other current liabilities in the consolidated balance sheets. As of December 31, 2017 and 2016, the Company has recognized a total liability for interest of $51 and $33, respectively. INSW has recorded the unrecognized tax benefits in other current liabilities in the consolidated balance sheets. If recognized, all of the December 31, 2017 balance of unrecognized tax benefits would affect the effective tax rate. Management believes that it is reasonably possible that a decrease of up to $94 in unrecognized tax benefits related to issues currently under examination by the taxing authorities will be settled during 2018.